U.S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                        FORM 8-K/A
                                     (Amendment No. 2)


                                       CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): June 10, 2005

                                    WORLD AM, INC.
                  (Exact Name of Company as Specified in Its Charter)

          Nevada                    0-30639                  90-0142757
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)

        1400 West 122nd Avenue, Suite 104, Westminster, Colorado     80234
              (Address of Principal Executive Offices)             (Zip Code)

      Company's telephone number, including area code:  (303) 452-0022



           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [  ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 10, 2005, the Company entered into Share Exchange Agreement with Senz-It, Inc., a California corporation ("Senz-It"), and its shareholders ("Shareholders") (see Exhibit 10.1). Under the terms of this agreement, the Company will issue the following in exchange for all 1,000,000 shares of Senz-It common stock outstanding:

     (a) Warrants to purchase a total of 12,000,000 shares of Company common stock, exercisable at $0.0001 per share for a period of five years after issuance; and

     (b) 55 shares of Company Series B preferred stock (each share of which is convertible, at the option of the holder, at any time after the issuance of such share into that number of fully paid and nonassessable shares of common stock equal to 1% of the outstanding shares of common stock of the Company then outstanding, after giving consideration to the shares issued as a result of the conversion, any options, warrants, or other convertible securities then outstanding, and any other securities issued simultaneously on the date of conversion). Each share of Class B preferred stock will be entitled to the number of votes to which the holders thereof would be entitled if they converted their shares of Class B preferred stock at the time of voting.

According to the terms of the Share Exchange Agreement, the warrants and the preferred stock are to be issued upon the closing of this transaction.

     On August 31, 2005, the parties entered into a First Amendment to Share Exchange Agreement (see Exhibit 10.2) and closed this transaction. Under the terms of this amendment, the parties made the following changes, among others, to the Share Exchange Agreement:

(a) the warrants were increased to a total of 18,000,000 shares of Company common stock;

(b) the conversion terms of the Series B preferred stock was modified so that each share is convertible into the greater of (i) 1% of the outstanding shares of common stock of the Company then outstanding, after giving consideration to the shares issued as a result of the conversion, any options, warrants, or other convertible securities then outstanding, and any other securities issued simultaneously on the date of conversion, and (ii) 7,272,728 shares of common stock;

(c) reference to shareholder approval on the part of the Company was deleted since under Nevada law such approval is not required; and

(d) the Company agrees that no Company securities will be issued without the written permission of all of the Shareholders, except shares issued for services as agreed by the Company and the Shareholder unless and until director and officer insurance is obtained.

Press releases discussing the Share Exchange Agreement are attached as Exhibits 99.1, 99.2, and 99.3.

     Senz-It will now exercise the option it holds to enter into an exclusive, royalty-bearing license with the State University of New York at Buffalo (see
Exhibit 10.3). This license will cover patents developed by that university that will enable Senz-It to develop technology with an entirely new approach to sensing, process monitoring, homeland security and environmental scanning applications. When executed, this license agreement will be disclosed in an amended Form 8-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On August 31, 2005, in connection with the Share Exchange Agreement, the Company, as discussed above, issued warrants to purchase 18,000,000 shares of Company common stock. In addition, the Company issued 55 shares of Series B convertible preferred stock. The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. These issuances exceed 5% of the outstanding shares of the Company of 66,570,285 as of August 31, 2005.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

     With the issuance of the Series B convertible preferred stock, the Shareholders now control a majority of the voting power of the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.



                                      SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       World Am, Inc.



Dated: November 10, 2005               By: /s/ Robert A. Hovee
                                       Robert A. Hovee
                                       Chief Executive Officer


                                EXHIBIT INDEX

Number            Description

10.1 Share Exchange Agreement between the Company, on the one hand, and Senz-It, Inc. and the shareholders of Senz-It, on the other hand, dated June 10, 2005 (including the following: Exhibit A: Shares to be Issued; Exhibit B: Warrant; Exhibit C: Series B Preferred Stock Certificate of Designation; and Exhibit I: Funding Schedule) (not including the following: Exhibit D: World Am, Inc. Officer's Certificate; Exhibit E:
        Senz It, Inc. Officer's Certificate; Exhibit F: Senz It Financial Statements; Exhibit G: Senz It Contracts; Exhibit H: World Am Contracts; Exhibit J: Form 8-K; Exhibit K: Press Release; Schedule 5.7:
        Taxes; and Schedule 5.9: Legal Proceedings) (incorporated by reference to Exhibit 10.1 of the Form 8-K/A filed on September 7, 2005).

10.2 First Amendment to Share Exchange Agreement between the Company, on the one hand, and Senz-It, Inc. and the shareholders of Senz-It, on the other hand, dated August 31, 2005 (incorporated by reference to Exhibit
        10.2 of the Form 8-K/A filed on September 7, 2005).

10.3 Option to Exclusive License Agreement between Senz-It Inc. and The Research Foundation of State University of New York, dated June 20, 2005 (incorporated by reference to Exhibit 10.3 of the Form 8-K/A filed on September 7, 2005).

99.1 Press Release issued by the Company, dated June 13, 2005 (incorporated by reference to Exhibit 99 of the Form 8-K filed on June 16, 2005).

99.2 Press Release issued by the Company, dated August 9, 2005 (incorporated by reference to Exhibit 99.2 of the Form 8-K/A filed on September 7,
        2005).

99.3 Press Release issued by the Company, dated September 7, 2005 (incorporated by reference to Exhibit 99.3 of the Form 8-K/A filed on September 7, 2005).